===============================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                 ---------------

                                   FORM 8-K/A

                               (Amendment No. 2)



                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                  May 20, 2002


                             FLEMING COMPANIES, INC.
                                 ---------------
             (Exact name of registrant as specified in its charter)




         Oklahoma                       1-8140                   48-0222760
----------------------------     ---------------------      -------------------
(State or other jurisdiction         (Commission               (IRS Employer
     of incorporation)               File Number)           Identification No.)


                 1945 Lakepointe Drive, Lewisville, Texas 75057
                 ----------------------------------------------

                    (Address of Principal Executive Offices)
                                   (Zip Code)

       Registrant's telephone number, including area code: (972) 906-8000

                                 Not Applicable
             ------------------------------------------------------
          (Former name or former address, if changed since last report)

================================================================================

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS


         This Amendment No. 2 to Form 8-K amends and restates in its entirety
Item 7(b) of the Form 8-K filed with the Securities and Exchange Commission on May 20, 2002, as amended by Amendment No. 1 on Form 8-K/A filed with the Securities and Exchange Commission on May 29, 2002, to conform the pro forma financial information to the additional disclosure set forth in the final prospectus supplements of Fleming Companies, Inc. ("Fleming") relating to its debt and equity offerings.


         (b)   Pro Forma Financial Information.

         The following pro forma consolidated information has been derived by the application of pro forma adjustments to the consolidated financial statements of (i) Fleming as of April 20, 2002 and Core-Mark as of March 31, 2002; (ii) Fleming for the 52 weeks ended December 29, 2001 and Core-Mark for the 12 months ended December 31, 2001; (iii) Fleming for the 16 weeks ended April 20, 2002 and Core-Mark for the three months ended March 31, 2002; and (iv) Fleming for the 52 weeks ended April 20, 2002 and Core-Mark for the 12 months ended March 31, 2002.

         The pro forma consolidated balance sheet gives effect to Fleming's proposed acquisition of Core-Mark (the "Acquisition") for approximately $295 million in cash, plus Fleming's assumption of all of Core-Mark's net debt outstanding as of the closing of the Acquisition (which we currently expect to be approximately $95 million, for a total purchase price of approximately $390 million) and the related financing transactions (together with the Acquisition, the "Transactions") as if they had occurred as of April 20, 2002. The pro forma consolidated statements of income give effect to the Acquisition and the related financing transactions as if they had occurred (i) on December 31, 2000, with respect to the pro forma consolidated statement of income for the 52 weeks ended December 29, 2001; (ii) on December 30, 2001, with respect to the pro forma consolidated statement of income for the 16 weeks ended April 20, 2002; and
(iii) on April 22, 2001, with respect to the pro forma consolidated statement of income for the 52 weeks ended April 20, 2002. The adjustments necessary to fairly present this pro forma consolidated financial information have been made based on available information and in the opinion of Fleming's management are reasonable and are described in the accompanying notes. This pro forma information reflects our assumption that the Acquisition will be financed by a combination of borrowings under a new credit facility and public offerings of debt and equity. The pro forma consolidated financial information should not be considered indicative of actual results that would have been achieved had the Acquisition and the related financing transactions been consummated on the respective dates indicated and do not purport to indicate balance sheet data or income statement data as of any future date or for any future period. We cannot assure you that the assumptions used in the preparation of the pro forma consolidated financial information will prove to be correct.

         The pro forma adjustments were applied to the historical consolidated financial statements to reflect and account for the Acquisition and the related financing transactions. As a result, these adjustments have no impact on the historical basis of the assets and liabilities. Our purchase of Core-Mark is not complete. We expect to complete the Acquisition in June 2002. Our allocation of the agreed-upon purchase price will depend on the fair values of the assets and liabilities at the date of the Acquisition. Our final allocation of purchase price may differ from this presentation due to potential changes in working capital, our fair value analysis of leases, and the appraisal results for identifiable intangibles.

PRO FORMA COMBINING BALANCE SHEET INFORMATION
FOR FLEMING AS OF APRIL 20, 2002
(IN THOUSANDS)


                                                                                            PRO FORMA
                                                            FLEMING        CORE-MARK       ADJUSTMENTS          PRO FORMA
                                                          -----------      ---------       -----------         -----------
Assets

Current Assets:
    Cash and cash equivalents                             $     3,974      $  23,542        $ (23,000)(a)      $     4,516
    Cash held by Trustee for refinancing                      263,125                                              263,125
    Receivables, net                                          588,321        130,902               --              719,223
    Inventories                                               954,174        118,278           52,133 (b)        1,124,585
    Assets held for sale                                       28,666             --               --               28,666
    Other current assets                                       76,169          8,610          (27,804)(c)           56,975
                                                          -----------      ---------        ---------          -----------

        Total current assets                                1,914,429        281,332            1,329            2,197,090

Investments and notes receivable, net                         102,073             --               --              102,073
Investment in direct financing leases                          76,941             --               --               76,941

Property and equipment                                      1,676,372         77,970          (46,555)(d)        1,707,787
Less accumulated depreciation and amortization               (734,388)       (46,555)          46,555 (d)         (734,388)
                                                          -----------      ---------        ---------          -----------
        Net property and equipment                            941,984         31,415               --              973,399

Other assets                                                  233,693          6,034           75,385 (e)          315,112
Goodwill, net                                                 554,388         57,684          166,122 (f)          778,194
                                                          -----------      ---------        ---------          -----------

     Total assets                                         $ 3,823,508      $ 376,465          242,836          $ 4,442,809
                                                          ===========      =========        =========          ===========


Liabilities and shareholders' equity

Current liabilities:
    Accounts payable                                      $   835,205      $ 114,972        $      --          $   950,177
    Current maturities of long-term debt                       39,747         76,000         (111,497)(g)            4,250
    Current obligations under capital leases                   21,751             --               --               21,751
    Debt to be refinanced                                     263,125             --               --              263,125
    Other current liabilities                                 183,711         43,622           (4,869)(h)          222,464
                                                          -----------      ---------        ---------          -----------

        Total current liabilities                           1,343,539        234,594         (116,366)           1,461,767

Long-term debt                                              1,527,016         75,000          246,407 (i)        1,848,423
Long-term obligations under capital leases                    328,295             --               --              328,295
Other liabilities                                             106,749         12,527           (2,334)(j)          116,942

Shareholders' equity:
    Common stock                                              111,661             55           22,945 (k)          134,661
    Capital in excess of par value                            562,235         26,121          120,352 (k)          708,708
    Reinvested earnings (deficit)                             (96,551)        37,443          (37,443)(k)          (96,551)
    Accumulated other comprehensive income--
        Cumulative currency translation adjustments                --         (5,447)           5,447 (k)               --
        Additional minimum pension liability                  (59,436)        (3,828)           3,828 (k)          (59,436)
                                                          -----------      ---------        ---------          -----------
            Total shareholders' equity                        517,909         54,344          115,129              687,382
                                                          -----------      ---------        ---------          -----------

     Total liabilities and shareholders' equity           $ 3,823,508      $ 376,465        $ 242,836          $ 4,442,809
                                                          ===========      =========        =========          ===========

NOTES TO UNAUDITED PRO FORMA COMBINING BALANCE SHEET
(DOLLARS IN THOUSANDS)

For the purpose of determining the pro forma effect of the transactions on Fleming's Consolidated Balance Sheet as of April 20, 2002, the following pro forma adjustments have been made:


(a)    Cash and cash equivalents -
       Reflect Core-Mark cash used to reduce debt                                                   $ (23,000)
                                                                                                    =========

(b)    Inventories:
       Eliminate Core-Mark LIFO inventory reserve - offset to deferred tax                          $  20,853
       Eliminate Core-Mark LIFO inventory reserve - offset to goodwill                                 31,280
                                                                                                    ---------
                                                                                                    $  52,133
                                                                                                    =========

(c)    Other current assets:
       Reclass Core-Mark current deferred tax liability to Fleming current deferred tax asset       $  (4,869)
       Eliminate Core-Mark LIFO inventory reserve (see note (b))                                      (20,853)
       Eliminate Core-Mark prepaid pension amount                                                      (2,082)
                                                                                                    ---------
                                                                                                    $ (27,804)
                                                                                                    =========

(d)    Property and equipment:
       Offset Core-Mark accumulated depreciation and amortization against cost of property and equipment with our initial assumption that net book value
         approximates fair value                                                                    $ (46,555)
       Eliminate Core-Mark accumulated depreciation and amortization                                   46,555
                                                                                                    ---------
                                                                                                    $      --
                                                                                                    =========

(e)    Other assets:
       Reclass Core-Mark long-term deferred tax liability to Fleming long-term deferred tax asset   $  (3,005)
       Eliminate existing Core-Mark deferred financing costs due to early debt retirement              (1,501)
       Reflect estimated financing costs from the debt portion of the transaction                      24,875
       Reflect deferred tax adjustment on Core-Mark pension liability                                    (936)
       Reflect estimate of other intangibles acquired as a result of this transaction                  55,952
                                                                                                    ---------
                                                                                                    $  75,385
                                                                                                    =========

(f)    Goodwill, net:
       Eliminate existing Core-Mark net goodwill                                                    $ (57,684)
       Reflect goodwill from this transaction                                                         223,806
                                                                                                    ---------
                                                                                                    $ 166,122
                                                                                                    =========

(g)    Current maturities of long-term debt:
       Reflect payment of existing Core-Mark debt                                                   $ (76,000)
       Reflect current maturity of new term loan                                                        4,250
       Repay existing term loan                                                                       (39,747)
                                                                                                    ---------
                                                                                                    $(111,497)
                                                                                                    =========

(h)    Other current liabilities -
       Reclass Core-Mark current deferred tax liability to Fleming current deferred tax asset       $  (4,869)
       (see note (c))                                                                               =========

(i)    Long-term debt:
       Payment of existing Core-Mark debt                                                           $ (75,000)
       Reflect redemption premium on existing Core-Mark debt                                            2,133
       Reflect new financing to fund the transaction                                                  659,027
       Repay existing term loan and credit facility                                                  (379,010)
       Reflect estimated transaction fees:
           Debt (see note (e))                                                                         24,875
           Equity (see note (k))                                                                        9,007
           Merger and acquisition                                                                       5,375
                                                                                                    ---------
                                                                                                    $ 246,407
                                                                                                    =========

(j)    Other liabilities:
       Reclass Core-Mark long-term deferred tax liability
           to Fleming long-term deferred tax asset (see note (e))                                   $  (3,005)
       Adjust Core-Mark post-retirement liability                                                         671
                                                                                                    ---------
                                                                                                    $  (2,334)
                                                                                                    =========

(k)    Shareholders' equity:
       Eliminate Core-Mark common stock                                                             $     (55)
       Issue Fleming common stock ($2.50 par value, 9,200 shares)                                      23,000
                                                                                                    ---------
                                                                                                       22,945

       Eliminate Core-Mark common stock - excess capital impact                                       (26,121)
       Issue Fleming common stock - excess capital impact ($19.40 per share less par value,
           9,200 shares)                                                                              155,480
       Reflect equity transaction fees                                                                 (9,007)
                                                                                                    ---------
                                                                                                      120,352

       Eliminate Core-Mark retained earnings                                                          (37,443)

       Eliminate Core-Mark currency translation adjustments                                             5,447

       Eliminate Core-Mark additional minimum pension liability                                         3,828
                                                                                                    ---------
                                                                                                    $ 115,129
                                                                                                    =========

PRO FORMA COMBINING INCOME STATEMENT INFORMATION
FOR FLEMING 52 WEEKS ENDED DECEMBER 29, 2001
(IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)


                                                                                           PRO FORMA
                                                        FLEMING         CORE-MARK          ADJUSTMENTS          PRO FORMA
                                                      ------------      ----------         -----------         ------------
Net sales                                             $ 15,558,102      $3,425,024          $       --         $ 18,983,126

Costs and expenses (income):
    Cost of sales                                       14,368,199       3,211,160              76,680 (a)       17,656,039
    Selling and administrative                             960,590         169,691             (61,978)(b)        1,068,303
    Interest expense                                       165,534          12,395              13,194 (c)          191,123
    Interest income and other                              (24,053)             --                (834)(d)          (24,887)
    Impairment/restructuring credit                        (23,595)             --                  --              (23,595)
    Litigation charge                                       48,628              --                  --               48,628
                                                      ------------      ----------          ----------         ------------

        Total costs and expenses                        15,495,303       3,393,246              27,062           18,915,611
                                                      ------------      ----------          ----------         ------------

Income before taxes                                         62,799          31,778             (27,062)              67,515
Taxes on income(f)                                          36,022          14,268              (7,905)(e)           42,385
                                                      ------------      ----------          ----------         ------------

Income before extraordinary charge(g)                       26,777          17,510             (19,157)              25,130
Extraordinary charge from early retirement
   of debt (net of taxes)                                   (3,469)             --                  --               (3,469)
                                                      ------------      ----------          ----------         ------------

        Net income(g)                                 $     23,308      $   17,510          $  (19,157)        $     21,661
                                                      ============      ==========          ==========         ============


Basic income per share:
    Income before extraordinary charge(f)(h)          $       0.63                                             $       0.49
    Extraordinary charge from early retirement
       of debt (net of taxes)                                (0.08)                                                   (0.07)
                                                      ------------                                             ------------
        Net income(f)(h)                              $       0.55                                             $       0.42
                                                      ============                                             ============

Diluted income per share:
    Income before extraordinary charge(f)(i)          $       0.60                                             $       0.46
    Extraordinary charge from early retirement
       of debt (net of taxes)                                (0.08)                                                   (0.06)
                                                      ------------                                             ------------
        Net income(f)(i)                              $       0.52                                             $       0.40
                                                      ============                                             ============

Weighted average shares outstanding:
     Basic                                                  42,588                               9,200 (j)           51,788
     Diluted(i)                                             44,924                               9,200 (k)           54,124

PRO FORMA COMBINING INCOME STATEMENT INFORMATION
FOR FLEMING 16 WEEKS ENDED APRIL 20, 2002
(IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)


                                                                            PRO FORMA
                                               FLEMING        CORE-MARK    ADJUSTMENTS        PRO FORMA
                                              -----------    -----------   -----------       -----------
Net sales                                     $ 4,686,139    $   825,153   $        --       $ 5,511,292

Costs and expenses (income):
    Cost of sales                               4,346,460        774,297        18,711 (a)     5,139,468
    Selling and administrative                    255,012         41,463       (17,312)(b)       279,163
    Interest expense                               50,413          2,806         5,068 (c)        58,287
    Interest income and other                      (6,966)            --          (141)(d)        (7,107)
                                              -----------    -----------   -----------       -----------

        Total costs and expenses                4,644,919        818,566         6,326         5,469,811
                                              -----------    -----------   -----------       -----------

Income before taxes                                41,220          6,587        (6,326)           41,481
Taxes on income                                    16,611          2,832        (2,728)(e)        16,715
                                              -----------    -----------   -----------       -----------


        Net income                            $    24,609    $     3,755   $    (3,598)      $    24,766
                                              ===========    ===========   ===========       ===========


Basic income per share                        $      0.56                                    $      0.46
                                              ===========                                    ===========

Diluted income per share                      $      0.52                                    $      0.44
                                              ===========                                    ===========

Weighted average shares outstanding:
     Basic                                         44,175                        9,200 (j)        53,375
     Diluted                                       50,601                        9,200 (k)        59,801

PRO FORMA COMBINING INCOME STATEMENT INFORMATION
FOR FLEMING 52 WEEKS ENDED APRIL 20, 2002
(IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)


                                                                          PRO FORMA
                                         FLEMING        CORE-MARK        ADJUSTMENTS          PRO FORMA
                                       ------------    ------------      ------------       ------------
Net sales                              $ 16,106,882    $  3,495,911      $         --       $ 19,602,793

Costs and expenses (income):
    Cost of sales                        14,943,544       3,280,336            77,425 (a)     18,301,305
    Selling and administrative              898,289         169,004           (65,000)(b)      1,002,293
    Interest expense                        158,445          11,841            13,748 (c)        184,034
    Interest income and other               (22,098)             --              (736)(d)        (22,834)
    Impairment/restructuring charge           3,264              --                --              3,264
    Litigation charge                        48,628              --                --             48,628
                                       ------------    ------------      ------------       ------------

        Total costs and expenses         16,030,072       3,461,181            25,437         19,516,690
                                       ------------    ------------      ------------       ------------

Income before taxes                          76,810          34,730           (25,437)            86,103
Taxes on income(f)                           40,890          15,467            (8,393)(e)         47,964
                                       ------------    ------------      ------------       ------------

        Net income(g)                  $     35,920    $     19,263      $    (17,044)      $     38,139
                                       ============    ============      ============       ============

Basic income per share(f)(h)           $       0.82                                         $       0.72
                                       ============                                         ============

Diluted income per share(f)(i)         $       0.79                                         $       0.69
                                       ============                                         ============

Weighted average shares outstanding:
     Basic                                   43,813                             9,200 (j)         53,013
     Diluted(i)                              50,866                             4,245 (k)         55,111

NOTES TO UNAUDITED PRO FORMA COMBINING INCOME STATEMENTS
(DOLLARS IN THOUSANDS)

Fleming's Financial Statements for the 52 weeks ended December 29, 2001 reflect the retroactive reclassification to decrease net sales and cost of sales by approximately $70 million with no effect on gross margin due to the adoption of EITF 01-9. Core-Mark early adopted EITF 01-9 in 2001.

For the purpose of determining the pro forma effect of the transactions on Fleming's Consolidated Income Statement for the 52 weeks ended April 20, 2002, the Consolidated Income Statement information for Fleming's 16 weeks ended April 20, 2002 was combined with the Consolidated Income Statement information for Fleming's 52 weeks ended December 29, 2001, and the Consolidated Income Statement information for Fleming's 16 weeks ended April 21, 2001 was subtracted. Fleming has presented information for the 52 weeks ended April 20, 2002 because Fleming's first quarter of 2001 includes results related to our disposition of conventional retail operations.

For the purpose of determining the pro forma effect of the transactions on Fleming's Consolidated Income Statements for the 52 weeks ended December 29, 2001, the 16 weeks ended April 20, 2002 and the 52 weeks ended April 20, 2002, the following pro forma adjustments have been made:

(a)     The adjustment to cost of sales reflects the following:


                                                                FLEMING 52 WEEKS      FLEMING 16        FLEMING 52
                                                               ENDED DECEMBER 29,     WEEKS ENDED      WEEKS ENDED
                                                                      2001          APRIL 20, 2002    APRIL 20, 2002
                                                               ------------------   --------------    ---------------
Reclass Core-Mark distribution and warehouse expense from
    selling and administrative (see note (b))............         $   76,680          $   18,711          $ 77,425
                                                                  ==========          ==========          ========

(b)     The adjustment to selling and administrative reflects the following:



                                                                       FLEMING 52 WEEKS      FLEMING 16        FLEMING 52
                                                                      ENDED DECEMBER 29,     WEEKS ENDED      WEEKS ENDED
                                                                             2001          APRIL 20, 2002    APRIL 20, 2002
                                                                      ------------------   --------------    ---------------
Reclass Core-Mark distribution and warehouse expense to cost
    of sales (see note (a))..........................................   $(76,680)             $ (18,711)         $(77,425)
Eliminate Core-Mark goodwill amortization............................     (2,083)                    --            (1,562)
Amortize goodwill acquired as a result of the transaction
    (estimate of 20 years)...........................................     11,190                     --             8,392
Amortize other intangible assets acquired as a result of the
    transaction (estimate of 10 years)...............................      5,595                  1,399             5,595
                                                                        --------              ---------          --------

                                                                        $(61,978)             $ (17,312)         $(65,000)
                                                                        ========              =========          ========




(c)     The adjustment for interest expense reflects the following:


                                                                       FLEMING 52 WEEKS      FLEMING 16        FLEMING 52
                                                                      ENDED DECEMBER 29,     WEEKS ENDED      WEEKS ENDED
                                                                             2001          APRIL 20, 2002    APRIL 20, 2002
                                                                      ------------------   --------------    ---------------
Reclassify Core-Mark interest income from interest
    expense (see note (d))...............................               $      834            $    141            $    736
Eliminate Core-Mark interest expense to reflect debt
    repayment............................................                  (13,229)             (2,947)            (12,577)
Reflect Fleming interest expense on new financing to fund
    the transaction......................................                   25,589               7,874              25,589
                                                                        ----------            --------            --------

                                                                        $   13,194            $  5,068            $ 13,748
                                                                        ==========            ========            ========


(d)     The adjustment for interest income and other reflects the following:

                                                                       FLEMING 52 WEEKS      FLEMING 16        FLEMING 52
                                                                      ENDED DECEMBER 29,     WEEKS ENDED      WEEKS ENDED
                                                                             2001          APRIL 20, 2002    APRIL 20, 2002
                                                                      ------------------   --------------    ---------------
Reclassify Core-Mark interest income from interest expense
    (see note (c)).......................................                $  (834)             $  (141)           $  (736)
                                                                         =======              =======            =======

(e)     The adjustment for taxes on income reflects the following:


                                                                       FLEMING 52 WEEKS      FLEMING 16        FLEMING 52
                                                                      ENDED DECEMBER 29,     WEEKS ENDED      WEEKS ENDED
                                                                             2001          APRIL 20, 2002    APRIL 20, 2002
                                                                      ------------------   --------------    ---------------
Eliminate Core-Mark taxes on income................................       $ (14,268)          $  (2,832)        $(15,467)
Reflect tax provision on Core-Mark results of operations net
    of pro forma adjustments.......................................           6,363                 104            7,074
                                                                          ---------           ---------         --------

                                                                          $  (7,905)          $  (2,728)        $ (8,393)
                                                                          =========           =========         ========



(f) The pro forma combined effective tax rates of 63% for the 52 weeks ended December 29, 2001 and 56% for the 52 weeks ended April 20, 2002 include the impact of an unusual tax gain related to our disposition of non-strategic retail operations and the pro forma amortization of goodwill from our planned acquisition of Core-Mark, most of which would not have been tax deductible. Our effective tax rate for both periods would have been approximately 40% absent these two items since we will not amortize goodwill in accordance with SFAS 142 and do not anticipate another similar tax gain. For the 52 weeks ended December 29, 2001, our effective tax rate of approximately 40% would have represented a pro forma combined tax expense of $27.3 million, net income before extraordinary item of $40.2 million, net income of $36.8 million, basic income per share before extraordinary item of $0.78, basic income per share of $0.71, diluted income per share before extraordinary item of $0.74 and diluted income per share of $0.67. For the 52 weeks ended April 20, 2002, our effective tax rate of approximately 40% would have represented a pro forma combined tax expense of $34.0 million, net income of $52.1 million, basic income per share of $0.98 and diluted income per share of $0.95.



(g) On December 30, 2001 we adopted SFAS 142, Accounting for Goodwill and Other Intangible Assets. If we had applied the nonamortization provisions of SFAS 142 to all periods presented, our pro forma combined income before extraordinary charge for the 52 weeks ended December 29, 2001, would have been $56 million and our pro forma combined net income would have been $52 million for the 52 weeks ended December 29, 2001, and $60 million for the 52 weeks ended April 20, 2002. Our historical numbers include goodwill amortization of $21 million for the year ended December 29, 2001 and $15 million for the 52 weeks ended April 20, 2002. If we had applied the nonamortization provisions of SFAS 142 to our historical amounts, our income before extraordinary item for the year ended December 29, 2001 would have been $46 million ($1.01 per diluted share) and our net income would have been $42 million ($0.94 per diluted share) for the year ended December 29, 2001 and $49 million ($1.06 per diluted share) for the 52 weeks ended April 20, 2002.



(h) See note (g). If we had applied the nonamortization provisions of SFAS 142 to all periods presented, our pro forma combined basic earnings per share before extraordinary charge for the 52 weeks ended December 29, 2001, would have been $1.07 per share, our pro forma combined basic earnings per share would have been $1.00 for the 52 weeks ended December 29, 2001 and $1.13 for the 52 weeks ended April 20, 2002.



(i) See note (g). If we had applied the nonamortization provisions of SFAS 142 to all periods presented, our pro forma combined diluted earnings per share before extraordinary charge for the 52 weeks ended December 29, 2001, would have been $1.02 and our pro forma combined diluted earnings per share would have been $0.96 for the 52 weeks ended December 29, 2001, and $1.08 for the 52 weeks ended April 20, 2002. Our 5 1/4% convertible notes would be dilutive for all periods presented. The diluted weighted average shares would have been 58,072,000 shares for the 52 weeks ended December 29, 2001 and 60,066,000 shares for the 52 weeks ended April 20, 2002.



(j) The adjustment for basic weighted average shares outstanding reflects the following:



                                                                       FLEMING 52 WEEKS      FLEMING 16        FLEMING 52
                                                                      ENDED DECEMBER 29,     WEEKS ENDED      WEEKS ENDED
                                                                              2001         APRIL 20, 2002    APRIL 20, 2002
                                                                      ------------------   --------------    ---------------
Reflect Fleming common shares issued to partially fund the
    transaction (including the exercise of the underwriters'
    over-allotment option)..........................................        9,200               9,200            9,200
                                                                            =====               =====            =====



(k) The adjustment for diluted weighted average shares outstanding reflects the following:



                                                                       FLEMING 52 WEEKS      FLEMING 16        FLEMING 52
                                                                      ENDED DECEMBER 29,     WEEKS ENDED      WEEKS ENDED
                                                                             2001          APRIL 20, 2002    APRIL 20, 2002
                                                                      ------------------   --------------    ---------------
Reflect Fleming common shares issued to partially fund the
    transaction (including the exercise of the underwriters'
    over-allotment option)..........................................        9,200               9,200            9,200
Reflect adjustment to Fleming's diluted weighted average
    shares outstanding due to the impact of Fleming's 5 1/4%
    convertible notes (anti-dilutive for the 52 weeks ended
    April 20, 2002).................................................           --                  --           (4,955)
                                                                            -----               -----           ------
                                                                            9,200               9,200            4,245
                                                                            =====               =====           ======

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  FLEMING COMPANIES, INC.

                                  By: /s/ MATTHEW H. HILDRETH
                                      ---------------------------------------
                                      Matthew H. Hildreth
                                      Senior Vice President -- Finance
                                      and Treasurer



Dated:  June 14, 2002